U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   June 7, 2000
                 ----------------


                             BizNet Group, Inc.
                     (formerly www.eBIZnet.com. Inc.)
          --------------------------------------------------------
           (Exact name of registrant as specified in its charter)


   Florida                                               65-0725217
-------------------------                            -------------------
(State or other jurisdiction                         (IRS Employer
  of incorporation)                                   Identification No.)


                            1450 South Dixie Highway
                           Boca Raton, Florida  33432
                      ---------------------------------
                   (Address of principal executive offices)


Issuer's telephone number, including area code:   (561)447-8804
                                                  ------------------


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Item 5. Other Events

On June 1, 2000, the name of the corporation was changed from www.eBIZnet.com, Inc. to BizNet Group, Inc.


                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                              BizNet Group, Inc.
                                        -----------------------------
                                                 (Registrant)


Date:   June 7, 2000                           Willis Hale
       ----------------                 -----------------------------
                                                (Signature)
                                           Willis Hale, President